CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
REVENUES:
Total Revenues	$ 7,471,198	$ 15,012,366
COST OF REVENUES:
Total Cost of Revenues	6,162,317	10,264,263
GROSS MARGIN	1,308,881	4,748,103
OPERATING EXPENSES:
Sales and marketing	1,493,309	1,337,186
Research and development	1,812,951	1,651,064
General and Administration	9,449,187	8,625,002
Total Operating Expenses	12,755,447	11,613,252
LOSS FROM OPERATIONS	(11,446,566)	(6,865,149)
OTHER INCOME (EXPENSES):
Interest expense	(7,159)	(9,191)
Other income, net	212,007	9,557
Total Other Income (Expenses)	204,848	366
NET LOSS	(11,241,718)	(6,864,783)
Product [Member]
REVENUES:
Total Revenues	3,618,022	11,190,292
COST OF REVENUES:
Total Cost of Revenues	4,352,247	8,376,649
Service, Other [Member]
REVENUES:
Total Revenues	3,853,176	3,822,074
COST OF REVENUES:
Total Cost of Revenues	$ 1,810,070	$ 1,887,614